Exhibit 99.1

Dear Readers,
The last few years have demonstrated the strength of our company. We have delivered stable, predictable growth in a very difficult economy. In addition, over the long-term our core portfolio has outperfonned most other real estate asset classes. One of our favorite graphs during investor presentations compares our core portfolio to the REIT industry average. We have included this graph (at left) — we think it is worth a look. We believe the consistency of our performance is related to the strength of our business plan: owning high quality real estate in sought after locations that provide an attractive lifestyle option to empty-nesters and retirees.
In a difficult economy, investors and analysts viewed our stabilityand consistencyas attractive. However, as optimism about a sustained economic recovery grows, the focus shifts to a renewed interest in risk-taking. Aggressive growth projections, development pipelines and transactional activity have taken the place of balance sheet strength and the stability of cash flow as primary topics for discussion. And frankly, on those topics, our comments are relatively subdued Although we continue to expect growth, we see caution and a focus on capital preservation as drivers of our core baby boomer customer base. Development in our
asset class is difficult to justify even in the best economies and although we are always on the lookout for attractive investments, “distress” opportunities remain elusive.
Nevertheless, we remain confident in our business plan. To the extent there is a strong economic recovery, we believe we are well positioned to participate. In addition, our financial flexibilitywill allow us to aggressively pursue opportunities when they do arise. In any event, no matter what the future holds, we believe ELS represents a core holding for those investors looking for long-term, stable and predictable cash flow growth.
As we continue our tradition of providing a glimpse of the lifestyle that is ELS, we thought we’d take a cue from the latest trends. To that end, this year, in addition to letters, our collection of stories also includes communications we’ve received from the social networks that have become second nature to most ofus.
We hope you enjoy this year’s collection of stories and images depicting “The Life in a Day ofELS.”
Chainnan ofthelloard CEO



The Life in a Day

Equity LifeStyle Properties | 2010


REIT Industry Same Store NOI Growth
ELS
ELS Average 3.9%
REIT Industry
Industry Average 2.2%

Source: Citi Investment Research, March 2011

Dear Readers,

The last few years have demonstrated the strength of our company. We have delivered stable, predictable growth in a very difficult economy. In addition, over the long-term our core portfolio has outperformed most other real estate asset classes. One of our favorite graphs during investor presentations compares our core portfolio to the REIT industry average. We have included this graph (at left) – we think it is worth a look. We believe the consistency of our performance is related to the strength of our business plan: owning high quality real estate in sought after locations that provide an attractive lifestyle option to empty-nesters and retirees.

In a difficult economy, investors and analysts viewed our stability and consistency as attractive. However, as optimism about a sustained economic recovery grows, the focus shifts to a renewed interest in risk-taking. Aggressive growth projections, development pipelines and transactional activity have taken the place of balance sheet strength and the stability of cash flow as primary topics for discussion. And frankly, on those topics, our comments are relatively subdued. Although we continue to expect growth, we see caution and a focus on capital preservation as drivers of our core baby boomer customer base. Development in our asset class is difficult to justify even in the best economies and although we are always on the lookout for attractive investments, "distress" opportunities remain elusive.

Nevertheless, we remain confident in our business plan. To the extent there is a strong economic recovery, we believe we are well positioned to participate. In addition, our financial flexibility will allow us to aggressively pursue opportunities when they do arise. In any event, no matter what the future holds, we believe ELS represents a core holding for those investors looking for long-term, stable and predictable cash flow growth.

As we continue our tradition of providing a glimpse of the lifestyle that is ELS, we thought we'd take a cue from the latest trends. To that end, this year, in addition to letters, our collection of stories also includes communications we've received from the social networks that have become second nature to most of us.

We hope you enjoy this year's collection of stories and images depicting "The Life in a Day of ELS."

Samuel Zell
Chairman of the Board

Thomas P. Heneghan
CEO


"They all call me Ma!"

It's in the Genes:

"When I was 38 I drove my mother down to Arizona for the season. I looked around and thought, 'this is fun.' Each time I drove her down I stayed a bit longer. When I was 51 I began to come down for the season staying October through April. I am now 71 - my 51-year-old daughter has now begun to spend the season here as well. And she's told her friends and they are now heading down for the season. It's not about the age - we all have the same outlook here."

– Gloria C.



"When I'm home I watch strangers walk past my window. At Golden Sun I sit on my porch and everyone says, 'hello!'"

"At home I'm more introverted. Here, I participate in anything that's going on."

"They've introduced so many of the things we did for fun when we were younger, like ping-pong and darts. It brings all the ages together. It's really nice to see."



“thanks for a great stay”

Dear Medina Lake,

Thanks for a great stay - wish we could be here longer. We've been members since 1989 and have been to many of the TT preserves around the nation and I must tell you this preserve in our opinion is one of the best.

Once again, Texas is out in front. Keep up the good work!

– Joe & Annette


Jan 15, 2010
Dear Susie and Bud,
Enjoying the sun and sand. You can't beat the weather here - sunny skies and 80 degree weather everyday. The resort is fabulous. Everything you could ask for.
See you in April! - Pat & Joan
postcard
E L S
2010
Susie & Bud

snow·bird, [snoh-burd]

***—noun*, Informal**

A person who vacations in or moves to a warmer climate during cold weather.

Road Trip

- Rochester, MA - *Gateway to Cape Cod*
- Cape May, NJ - *Lake & Shore*
- Newport, NC - *Goose Creek*
- Ormond Beach, FL - *Sunshine Holiday*
- Big Pine Key, FL - *Sunshine Key*

Get Directions

Suggested Route

32 hrs 41 mins / 1777.68 miles

Driving Directions

Rochester, MA - ***Gateway to Cape Cod***

1. Merge onto I-195 W via the ramp on the LEFT toward FAIRHAVEN/NEW BEDFORD (Crossing into RHODE ISLAND)
2. Merge onto I-95 S via the exit on the LEFT toward NEW YORK (Passing through CONNECTICUT, then crossing into NEW YORK)
3. Keep RIGHT to take I-95 S/NEW JERSEY TURNPIKE S
4. Take the GARDEN STATE PARKWAY exit, EXIT 11, toward US-9/WOODBRIDGE
5. Welcome to CAPE MAY, NJ



NY
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Goose Creek
Nashville
TN
Charlotte
SC
Birmingham
Atlanta
AL
GA
N
Sunshine Holiday
FL
Orlando
Miami
Florida Keys
Sunshine Key

A National Community



ELS Communities
ELS RV Resorts & Campgrounds
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Boston
Dallas
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Houston
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Tampa
Miami



Toni B Where is this? Looks awesome!
January 19 at 8:26am · Like · Comment

Brian W Perkins Cove near Moody Beach Maine Resort. A favorite of George Bush Sr.
January 20 at 9:18am · Like · Comment

Arlene B Oh, love Barnicle Billy's... and miss it. Haven't been there for years.
January 22 at 4:23pm · Like · 1 person

Write a comment....

"Anyone else ever sip a world famous rum punch just after sundown at Barnicle Billy's near Moody Beach Resort?"

TT Members ...
what's your favorite memory?

Bonny D Years ago falling off a horse into the river when Bend, OR (Sunriver) had horses on the preserve. The staff remembered me for years to come :)
February 11 at 12:43pm · Like · Comment

Mikey B Seeing my daughter learn how to swim with Dad's help at the TT Preserve in Chehalis.
February 11 at 12:52pm · Like · Comment

Brian W One winter day in Sturbridge when I first got my membership, the entire park was covered in ice and the kids and I took turns sliding from the store to the middle of the lake. Then using the heated pool, hot tub and laundry room to dry everything. Awesome day.
February 11 at 2:50pm · Like · Comment

Clark F Walking the beach at Pacific City; watching the quail scurry at Verde Valley; quietly watching the deer herds at Timothy Lake South; my granddaughters at the petting pen in Gettysburg Farm; hiking the hills around Pio Pico. Many good memories and many more yet to be revealed.
February 11 at 2:58pm · Like · Comment

Write a comment....



"The look on my grandchildren's faces when they saw deer not 30 feet away"

- Cyndi J.

"Anyone who keeps learning stays young." – Henry Ford

From the success of such programs as OneDay University, our Lifestyle Expos and hands-on training, our customers have come to find that exercising the mind is just as important as exercising the body.

"Our son has an iPad but I think I am beginning to know more about it! We thought the iPad was beyond us, but it isn't."

- Betz & Fred

"This is a community of learning and laughter. We all learn together. The whole atmosphere is positive vibes."

- The Browns

"I really appreciate the intellectual activity and excitement offered by these courses."

- Tom N.

We're "virtually" everywhere

If everyone is communicating faster, in real time and to more and more people then the best marketing strategy is to position yourself within these social networks.



Hey! Remember when you went camping with my family last fall? I'm at the LaConner preserve again and wish you were here :)

Jun 22, 2010 12:20 PM

OMG that was so much fun!! I was just talking to my mom about that the other day and almost have her convinced to go when it warms up. *crosses fingers*

Jun 22, 2010 2:25 PM

Haha I'll cross my fingers for you! Tell her you'll show her the Lone Tree and cook dinner when you get back.

Jun 22, 2010 6:15 PM

Officially #folkfest week! I've been waiting for this since last year. #4days So excited :) #musicmonday #springgulch

Off to the @ThousandTrails Rancho Oso preserve with my family for the weekend! So excited! #camping #vacation #finally

Just had a great trip to Lake and Shore and already want to go back! #backtoreality

Any tips for building a good #campfire? Leaving the city to go #camping & plan on getting the fire started right away #smoresanyone

Hey, we just got here. What r u up to? Come by our site! We're about to build a fire and have plenty of food and drinks.

Aug 4, 2010 1:26 PM

Fire? Food? Drinks? You know me too well. I'll be over in 5. Need me to bring anything?

Aug 4, 2010 3:23 PM

Lol I knew you'd be game. Can you bring cards so we can play the same game as last time?

Aug 4, 2010 4:28 PM

The People and Places

of Equity LifeStyle Properties




Mid Florida Lakes Yacht Club
Leesburg, Florida


Annual Luau at Buccaneer Estates
North Ft. Myers, Florida


GRAND ISLAND
R·E·S·O·R·T

Grand Island Resort
Grand Island, Florida



Pine Lakes Country Club
North Ft. Myers, Florida



Casa del Sol Resort
Phoenix Area, Arizona



Breezy Hill
West Palm Beach Area, Florida



Seyenna Vista
Mesa, Arizona


Paradise RV Resort
Sun City, Arizona



Toby's RV Resort
Arcadia, Florida



Softball at Monte Vista Village
Mesa, Arizona



Kenisee Lake
Jefferson, Ohio



Chesapeake Bay
Gloucester, Virginia



Resort Cottage
Ft. Lauderdale, Florida



Cactus Gardens RV Resort
Yuma, Arizona


Contempo Marin
San Rafael, California



Pickleball Tournament at Voyager RV Resort
Tucson, Arizona


Tranquil Timbers RV Resort
Sturgeon Bay, Wisconsin



Fishing at Harbor View
Colonial Beach, Virginia



Yukon Trails
Wisconsin Dells, Wisconsin



Hershey RV Resort
Hershey Area, Pennsylvania


St. George RV Resort
Hurricane, Utah



DeAnza Santa Cruz
Santa Cruz, California



Tall Chief RV Resort
Redmond Area, Washington


Lake Gaston RV Resort
Littleton, North Carolina



Resort Home
Grand Island, Florida



Lawn Bowling at Paradise RV Resort
Sun City, Arizona



Winter Quarters Pasco RV Resort
Tampa Area, Florida


Resort Cottage O'Connell's
Chicago Area, Illinois


Lake Minden
Nicolaus, California



Pioneer Village
North Ft. Myers, Florida



Sunshine Key RV Resort & Marina
The Florida Keys

"When all other means of communication fail,
try words."



EQUITY LIFESTYLE PROPERTIES, INC.
TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
PHONE 312.279.1400 | WWW.EQUITYLIFESTYLE.COM